Exhibit 99.7


                                                                EXECUTION COPY
                                                                --------------


==============================================================================

                         GSAA HOME EQUITY TRUST 2006-7

                           ASSET-BACKED CERTIFICATES

                                 SERIES 2006-7


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


        DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE FOR GSAA HOME
                             EQUITY TRUST 2006-7
                                  as Assignee


                                      and


                     COUNTRYWIDE HOME LOANS SERVICING, LP
                                  as Servicer


                            and as acknowledged by

                            WELLS FARGO BANK, N.A.
                              as Master Servicer


                                  Dated as of

                                April 28, 2006








==============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


          ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated April 28, 2006 (this "Agreement"), among GS Mortgage Securities Corp. ("Assignor" or "Depositor"), Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity, but solely as trustee (the "Trustee") on behalf of GSAA Home Equity Trust 2006-7 (the "Assignee"), Countrywide Home Loans Servicing LP (the "Servicer") and as acknowledged by Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer").

          For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. Assignment, Assumption and Conveyance.

          The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as
Exhibit 1 (the "Mortgage Loans"), (b) the Representations and Warranties Agreement, dated as of April 28, 2006, between Goldman Sachs Mortgage Company and the Assignor (the "Representations and Warranties Agreement") and (d) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of May 1, 2005 (the "Servicing Agreement"), by and between Goldman Sachs Mortgage Company as predecessor to the Assignor (in such capacity, the "Owner") and the Servicer. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among the Depositor, the Trustee, Deutsche Bank, as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo, as master servicer and securities administrator.

          The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under the following sections of the Servicing Agreement: Section 6.01(b) (relating to the Owner's right to terminate the Servicer), Section 4.09 (relating to the Owner's right to receive information from the Servicer) and Sections 13.13(i) and 13.15 (relating the Owner's obligation to execute certain confidentiality agreements) or (iv) any rights of the Assignor under the Commitment Letter, dated as of April 28, 2006 (the "Commitment Letter") between the Owner and the Company, which rights shall survive the execution and delivery of this Agreement.

          The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

          The parties hereto agree that, notwithstanding anything to the contrary contained in the Commitment Letter, with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule.

          2. Recognition of the Assignee.

          (a) The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Servicer shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the applicable Purchase Agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6.03 of the related Purchase Agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article 10 of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

          (b) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

          (c) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer with respect to the Mortgage Loans and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement with respect to the Mortgage Loans upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer with respect to the Mortgage Loans under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer with respect to the Mortgage Loans under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer with respect to the Mortgage Loans.

          (d) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement with respect to the Mortgage Loans shall be delivered to the Master Servicer at the address set forth in Section 7 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

          Wells Fargo Bank, N.A.
          ABA #: 121000248
          For credit to: SAS Clearing
          Acct #: 3970771416
          FFC to: GSAA 2006-7 Acct #50913900

          (e) Monthly Reporting

          Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data as set forth in Exhibit 2 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), (b) default loan data as set forth in Exhibit 3 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format as set forth in Exhibit 4 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month,
(ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

          3. Representations and Warranties of the Assignee.

          The Assignee hereby represents and warrants to the Assignor as follows:

          (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Agreement;

          (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder and under the Servicing Agreement and Sale Agreement; and

          (c) Enforceability. The Assignee hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          4. Representations and Warranties of the Assignor.

          The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

          (a) The Assignor is the sole owner of record and holder of the Mortgage Loans and the indebtedness evidenced by each Mortgage Note. The Mortgage Loans are not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loans to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loans;

          (b) The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage

     Loan to be in default, nor has the Servicer waived any default resulting from any action or inaction by such Mortgagor;

          (c) With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loans, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

          (d) With respect to the Mortgage Loans, none of the Mortgage Loans are (a) subject to the Home Ownership and Equity Protection Act of 1994 or (b) classified as "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

          5. Remedies for Breach of Representations and Warranties of the Assignor.

          The Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in
Section 5 hereof or in Section 2 of the Representations and Warranties Agreement that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section 3 of the Representations and Warranties Agreement.

          6. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and Sale Agreement shall remain in full force and effect in accordance with their respective terms.

          7. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

          (a)          in the case of the Servicer,

                       Countrywide Home Loans Servicing LP
                       400 Countrywide Way
                       Simi Valley, CA 93065
                       Attention: Investor Accounting

                       With a copy to:
                       Countrywide Home Loans Servicing LP
                       4500 Park Granada
                       Calabasas, CA  91302
                       Attention: General Counsel

or such other address as may hereafter be furnished by the Servicer;

          (b)          in the case of the Master Servicer,

                       Wells Fargo Bank, N.A.
                       P.O. Box 98
                       Columbia, Maryland 21046
                       Attention: GSAA 2006-7

                       Or in the case of overnight deliveries:

                       Wells Fargo Bank, N.A.
                       9062 Old Annapolis Road,
                       Columbia, Maryland 21045
                       Attention: GSAA 2006-7

or such address as may hereafter be furnished by the Master Servicer;

          (c)          in the case of the Assignee,

                       Deutsche Bank National Trust Company
                       1761 East St. Andrew Place,
                       Santa Ana, California 92705-4934
                       Attention: Trust Administration - GS0607
                       Tel.: (714) 247-6000

or such other address as may hereafter be furnished by the Assignee; and

          (d)          in the case of the Assignor,

                       GS Mortgage Securities Corp.
                       85 Broad Street
                       New York, New York 10004
                       Attention:  Chris Gething
                       Tel.: (212) 902-1434
                       Fax:  (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

          8. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          9. Definitions. Any capitalized term used but not defined in this Agreement has the meaning assigned thereto in the Servicing Agreement.

          10. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-7, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-7, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-7, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-7 under this Agreement, the Trust Agreement or any related document.

          11. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

          12. Miscellaneous.

          (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, or Assignee, respectively, hereunder.

          (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreements and the Servicing Agreement.

          (e) In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.





                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                    GS MORTGAGE SECURITIES CORP.


                                    By: /s/ Mark Weiss
                                        -------------------------------------
                                    Name:   Mark Weiss
                                    Title:  Managing Director



                                    DEUTSCHE BANK NATIONAL TRUST
                                    COMPANY, not in its individual capacity
                                    but solely as Trustee


                                    By: /s/ Amy Stoddard
                                        -------------------------------------
                                    Name:   Amy Stoddard
                                    Title:  Authorized Signer



                                    COUNTRYWIDE HOME LOANS SERVICING
                                    LP, a Texas limited partnership

                                    By: COUNTRYWIDE GP, INC.,
                                    its general partner


                                    By: /s/ George Schwartz
                                        -------------------------------------
                                    Name:   George Schwartz
                                    Title:  Executive Vice President



Acknowledged and Agreed:

WELLS FARGO BANK, N.A.,
as Master Servicer


By: /s/ Patricia M. Russo
    -----------------------------
Name:   Patricia M. Russo
Title:  Vice President



                            Conduit/CHLS Step 2 AAR

                                   EXHIBIT 1
                            Mortgage Loan Schedule
                            ----------------------


   [On File with the Securities Administrator as provided by the Depositor]



                                     1-1

                                   EXHIBIT 2


           Standard File Layout - Master Servicing
------------------------------------------------------------------------- --------- ------------------------------------ ---------
Column Name                Description                                    Decimal   Format Comment                       Max Size
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SER_INVESTOR_NBR           A value assigned by the Servicer to define a             Text up to 10 digits                       20
                           group of loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
LOAN_NBR                   A unique identifier assigned to each loan by             Text up to 10 digits                       10
                           the investor.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the                Text up to 10 digits                       10
                           Servicer. This may be different than the
                           LOAN_NBR.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
BORROWER_NAME              The borrower name as received in the file.               Maximum length of 30 (Last, First)         30
                           It is not separated by first and last name.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_PAY_AMT              Scheduled monthly principal and scheduled         2      No commas(,) or dollar signs ($)           11
                           interest payment that a borrower is expected
                           to pay, P&I constant.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NOTE_INT_RATE              The loan interest rate as reported by the         4      Max length of 6                             6
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NET_INT_RATE               The loan gross interest rate less the             4      Max length of 6                             6
                           service fee rate as reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_FEE_RATE              The servicer's fee rate for a loan as             4      Max length of 6                             6
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_FEE_AMT               The servicer's fee amount for a loan as           2      No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NEW_PAY_AMT                The new loan payment amount as reported by        2      No commas(,) or dollar signs ($)           11
                           the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NEW_LOAN_RATE              The new loan rate as reported by the              4      Max length of 6                             6
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ARM_INDEX_RATE             The index the Servicer is using to calculate      4      Max length of 6                             6
                           a forecasted rate.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_BEG_PRIN_BAL          The borrower's actual principal balance at        2      No commas(,) or dollar signs ($)           11
                           the beginning of the processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_END_PRIN_BAL          The borrower's actual principal balance at        2      No commas(,) or dollar signs ($)           11
                           the end of the processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
BORR_NEXT_PAY_DUE_DATE     The date at the end of processing cycle that             MM/DD/YYYY                                 10
                           the borrower's next payment is due to the
                           Servicer, as reported by Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_1            The first curtailment amount to be applied.       2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_1           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           first curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_ AMT_1            The curtailment interest on the first             2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_2            The second curtailment amount to be applied.      2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_2           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           second curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_ AMT_2            The curtailment interest on the second            2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_3            The third curtailment amount to be applied.       2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_3           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           third curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_AMT_3             The curtailment interest on the third             2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PIF_AMT                    The loan "paid in full" amount as reported        2      No commas(,) or dollar signs ($)           11
                           by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------


                                                            1-1


PIF_DATE                   The paid in full date as reported by the                 MM/DD/YYYY                                 10
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTION_CODE                The standard FNMA numeric code used to indicate          Action Code Key: 15=Bankruptcy,             2
                           the default/delinquent status of a particular            30=Foreclosure, , 60=PIF,
                           loan.                                                    63=Substitution,
                                                                                    65=Repurchase,70=REO
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
INT_ADJ_AMT                The amount of the interest adjustment as          2      No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SOLDIER_SAILOR_ADJ_AMT     The Soldier and Sailor Adjustment amount, if      2      No commas(,) or dollar signs ($)           11
                           applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if               2      No commas(,) or dollar signs ($)           11
                           applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
LOAN_LOSS_AMT              The amount the Servicer is passing as a           2      No commas(,) or dollar signs ($)           11
                           loss, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_BEG_PRIN_BAL         The scheduled outstanding principal amount        2      No commas(,) or dollar signs ($)           11
                           due at the beginning of the cycle date to be
                           passed through to investors.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_END_PRIN_BAL         The scheduled principal balance due to            2      No commas(,) or dollar signs ($)           11
                           investors at the end of a processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_PRIN_AMT             The scheduled principal amount as reported        2      No commas(,) or dollar signs ($)           11
                           by the Servicer for the current cycle --
                           only applicable for Scheduled/Scheduled
                           Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_NET_INT              The scheduled gross interest amount less the      2      No commas(,) or dollar signs ($)           11
                           service fee amount for the current cycle as
                           reported by the Servicer -- only applicable
                           for Scheduled/Scheduled Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_PRIN_AMT              The actual principal amount collected by the      2      No commas(,) or dollar signs ($)           11
                           Servicer for the current reporting cycle --
                           only applicable for Actual/Actual Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_NET_INT               The actual gross interest amount less the         2      No commas(,) or dollar signs ($)           11
                           service fee amount for the current reporting
                           cycle as reported by the Servicer -- only
                           applicable for Actual/Actual Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PREPAY_PENALTY_ AMT        The penalty amount received when a borrower       2      No commas(,) or dollar signs ($)           11
                           prepays on his loan as reported by the
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PREPAY_PENALTY_ WAIVED     The prepayment penalty amount for the loan        2      No commas(,) or dollar signs ($)           11
                           waived by the servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
MOD_DATE                   The Effective Payment Date of the                        MM/DD/YYYY                                 10
                           Modification for the loan.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
MOD_TYPE                   The Modification Type.                                   Varchar - value can be alpha or            30
                                                                                    numeric
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and             2      No commas(,) or dollar signs ($)           11
                           interest advances made by Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------


                                   EXHIBIT 3

                      REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template consistently every month when submitting data.


Table: Delinquency

Name                                   Type                             Size
-----------------------------------------------------------------------------
Servicer Loan #                        Number                              8
                                       (Double)
Investor Loan #                        Number                              8
                                       (Double)
Borrower Name                          Text                               20
Address                                Text                               30
State                                  Text                                2
Due Date                               Date/Time                           8
Action Code                            Text                                2
FC Received                            Date/Time                           8
File Referred to Atty                  Date/Time                           8
NOD                                    Date/Time                           8
Complaint Filed                        Date/Time                           8
Sale Published                         Date/Time                           8
Target Sale Date                       Date/Time                           8
Actual Sale Date                       Date/Time                           8
Loss Mit Approval Date                 Date/Time                           8
Loss Mit Type                          Text                                5
Loss Mit Estimated Completion          Date/Time                           8
Date
Loss Mit Actual Completion Date        Date/Time                           8
Loss Mit Broken Plan Date              Date/Time                           8
BK Chapter                             Text                                6
BK Filed Date                          Date/Time                           8
Post Petition Due                      Date/Time                           8
Motion for Relief                      Date/Time                           8
Lift of Stay                           Date/Time                           8
RFD                                    Text                               10
Occupant Code                          Text                               10
Eviction Start Date                    Date/Time                           8
Eviction Completed Date                Date/Time                           8
List Price                             Currency                            8
List Date                              Date/Time                           8
Accepted Offer Price                   Currency                            8

Accepted Offer Date                    Date/Time                           8
Estimated REO Closing Date             Date/Time                           8
Actual REO Sale Date                   Date/Time                           8

o Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.


The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

              12-Relief Provisions
               15-Bankruptcy/Litigation
              20-Referred for Deed-in-Lieu
              30-Referred fore Foreclosure
              60-Payoff
              65-Repurchase
              70-REO-Held for Sale
              71-Third Party Sale/Condemnation
              72-REO-Pending Conveyance-Pool Insurance claim filed


Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:
----------------------------

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

Action Code 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

         ASUM-Approved Assumption
         BAP-Borrower Assistance Program
         CO-Charge Off
         DIL-Deed-in-Lieu
         FFA-Formal Forbearance Agreement
         MOD-Loan Modification
         PRE-Pre-Sale
         SS-Short Sale
         MISC-Anything else approved by the PMI or Pool Insurer


Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.


The Occupant Code field should show the current status of the property. The acceptable codes are:

Mortgagor
Tenant
Unknown
Vacant

                                   EXHIBIT 4

                     REALIZED LOSS CALCULATION INFORMATION

                        WELLS FARGO BANK, N.A. Form 332



Calculation of Realized Loss
----------------------------

Purpose
-------

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution
------------

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date
--------

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions
------------------------

The numbers on the form correspond with the numbers listed below.

1.     The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.    The total of lines 1 through 9.

Credits
-------

                                 Page 5 of 20
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com
                                            ----------------------------

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.    The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)
-------------------------------------------

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

                            WELLS FARGO BANK, N.A.
                         CALCULATION OF REALIZED LOSS



     WELLS FARGO BANK, N.A. Trust: ___________________________

     Prepared by: __________________ Date: _______________

     Phone: ______________________

   Servicer Loan No.           Servicer Name         Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan     $ _______________(1)
Interest accrued at Net Rate                          ________________(2)
Attorney's Fees                                       ________________(3)
Taxes                                                 ________________(4)
Property Maintenance                                  ________________(5)
MI/Hazard Insurance Premiums                          ________________(6)
Hazard Loss Expenses                                  ________________(7)
Accrued Servicing Fees                                ________________(8)
Other (itemize)                                       ________________(9)
                                                     $___________________
Total Expenses                                       $ ______________(10)
Credits:
Escrow Balance                                       $ ______________(11)
HIP Refund                                           ________________(12)
Rental Receipts                                      ________________(13)
Hazard Loss Proceeds                                 ________________(14)
Primary Mortgage Insurance Proceeds                  ________________(15)
Proceeds from Sale of Acquired Property              ________________(16)
Other (itemize)                                      ________________(17)

                                                     _________________
                                                     _________________

Total Credits                                        $________________(18)
               Total Realized Loss (or Amount of Gain) $________________